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                                                                   Exhibit 10.23
                       10% SENIOR SECURED CONVERTIBLE NOTE
                              DATED MARCH 27, 2000

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (C) IF REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, LICENSE AGREEMENT AND SECURITY AGREEMENT, EACH DATED AS OF THE DATE HEREOF, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAIN CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH, AMONG OTHER THINGS, (A) SPECIFY VOLUNTARY AND MANDATORY REPAYMENT, PREPAYMENT AND REDEMPTION RIGHTS AND OBLIGATIONS AND (B) SPECIFY EVENTS OF DEFAULT FOLLOWING WHICH THE REMAINING BALANCE DUE AND OWING HEREUNDER MAY BE ACCELERATED OR CONVERTED.

         On or before March 31, 2001 (the "Maturity Date"), AHT CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to CYBEAR, INC., a Delaware corporation (the "Holder"), the principal sum of Four Million Dollars ($4,000,000) and to pay interest thereon from the date hereof at the rate of ten percent (10%) per annum (the "Interest Rate").

         Interest shall be paid quarterly, in arrears, on (i) June 30, 2000, September 30, 2000 and December 31, 2000 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "Interest Payment Date"), (ii) the Maturity Date, and (iii) the date the principal amount of the Convertible Note shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, from the most recent Interest Payment Date to which interest has been paid on this Convertible Note, or if no interest has been paid on this Convertible Note, from the date of this Convertible Note until payment in full of the principal sum hereof has been made until the principal hereof is paid in full.

         Past due amounts (including interest, to the extent permitted by law) will also accrue interest at 13% per annum or, if less, the maximum rate permitted by applicable law, and will be payable on demand (the "Default Interest Rate"). Interest on this Convertible Note will be calculated on the basis of a 365-day year. All payments of principal and interest hereunder shall be made for the benefit of the Holder at the Holder's account at First Union National Bank, 5355 Town Center Road, Suite 101, Boca Raton, Florida, pursuant to the terms of the Purchase Agreement (hereafter defined).
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         This Convertible Note is referred to in that Securities Purchase
Agreement (the "Purchase Agreement"), the Registration Rights Agreement, the Letter Agreement and the Security Agreement, each dated as of the date hereof between the Company and the Holder (collectively, the "Agreements"). The Agreements contain certain additional agreements among the parties with respect to the terms of this Convertible Note, including, without limitation, provisions which (i)specify voluntary and mandatory repayment, prepayment and redemption rights and obligations and (ii) specify Events of Default (as defined in the Purchase Agreement) following which the remaining balance due and owing hereunder may be accelerated or converted. All such provisions are an integral part of this Convertible Note and are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This Convertible Note is transferable and assignable to one or more purchasers, in accordance with the limitations set forth in the Agreements.

         The Company shall keep a register (the "Register") in which shall be entered the name and address of the registered holder of this Convertible Note and particulars of this Convertible Note held by such holder and of all transfers of this Convertible Note. References to the Holder shall mean the Person listed in the Register as the registered holder of such Convertible Note. The ownership of this Convertible Note shall be proven by the Register.

         1. Certain Terms Defined. All terms defined in the Purchase Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for therein.

         2. Payment of Principal. The Company shall repay the remaining unpaid balance on this Convertible Note on the Maturity Date. The Company may, and shall be obligated to, prepay all or a portion of this Convertible Note on the terms specified in the Agreements.

3.       Conversion Terms.

         3.1 Conversion of Convertible Note. The Holder shall have the right, at its option, at any time and from time to time, after the date hereof to convert the principal amount of this Convertible Note, or any portion of such principal amount in the minimum amount of $1,000 or any integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined pursuant to this Section 4.1. The number of shares of Common Stock to be issued upon each conversion of this Convertible Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the "Conversion Date") a Notice of Conversion is delivered to the Company by the Holder by facsimile or other reasonable means of communication dispatched prior to 11:00 p.m., Eastern Standard Time PROVIDED, HOWEVER, the aggregate number of shares to be issued pursuant to the conversion of this Convertible Note and all other of the Convertible Notes shall never exceed the Maximum Number of Shares. The term "Conversion Amount" means, with respect to any conversion of this Convertible Note, the sum of (i) the principal amount of this Convertible Note to be converted in such conversion (including any premium thereon pursuant to the Purchase Agreement) plus (ii) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Convertible Note to the Conversion Date plus (iii) Default Interest, if any, on the interest referred to in the immediately preceding clause (ii).


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         3.2 Conversion Price. The Conversion Price of this Convertible Note
(the "Conversion Price") per share shall be the lower of (i) 80% of the Average Market Price per share of Common Stock on the Conversion Date; or (ii) $4.34 (the "Conversion Price"), subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company's securities or the securities of any Subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events, as provided in the Purchase Agreement.

3.3      Authorized Shares.

        (a) Consistent with Section 7.12 of the Purchase Agreement, the Company
(i) acknowledges that it shall irrevocably instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Convertible Note and (ii) agrees that its issuance of this Convertible Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Convertible Note.

        (b) If at any time a Holder of this Convertible Note submits a Notice of Conversion, (i) the Company does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in full in accordance with the provisions of this Section 4 (each, a "Conversion Default"), the Company shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Convertible Note which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the Holder's option at any time after) the date additional shares of Common Stock are authorized by the Company, or its stockholders, as applicable, at which time the Conversion Price in respect thereof shall be the lower of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date thereafter elected by the Holder in respect thereof.

3.4      Method of Conversion.

        (a) Notwithstanding anything to the contrary set forth herein, upon conversion of this Convertible Note in accordance with the terms hereof, the Company shall not be required to physically surrender this Convertible Note to the Holder unless the entire unpaid principal amount of this Convertible Note is so converted. The Company and the Holder shall maintain records showing the principal amount so converted and the date of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Convertible Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Convertible Note is converted as aforesaid, the Company may not transfer this Convertible Note unless the Holder first physically surrenders this Convertible Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes), may

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request, representing in the aggregate the remaining unpaid principal amount of this Convertible Note. The Holder and any assignee, by acceptance of this Convertible Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Convertible Note, the unpaid and unconverted principal amount of this Convertible Note represented by this Convertible Note may be less than the amount stated on the face hereof.

        (b) The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Convertible Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        (c) Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion on the Conversion Date, the outstanding principal amount and the amount of accrued and unpaid interest on this Convertible Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article 4, all rights with respect to the portion of this Convertible Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The date of receipt of such Notice of Conversion shall be the Conversion Date so long as it is received before 11:00 p.m., Eastern Standard Time, on such date.

        (d) Notwithstanding the foregoing, if the Holder has not received certificates for all shares of Common Stock prior to the second (2nd) business day after the expiration of the Deadline with respect to a conversion of any portion of this Convertible Note following delivery of a properly completed Notice of Conversion for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company), the Holder shall regain the rights of a Holder of this Convertible Note with respect to such unconverted portions of this Convertible Note and the Company shall, as soon as practicable, return such unconverted Convertible Note to the holder or, if the Convertible Note has not been surrendered, adjust its records to reflect that such portion of this Convertible Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Company's failure to convert this Convertible Note.

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        (e) In lieu of delivering physical certificates representing the shares of Common Stock assessable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in Section 4.1 and in this Section 4.4, the Company shall use its best efforts to cause its transfer agent to electronically transmit the shares of Common Stock assessable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

        4. Modification of Convertible Note. This Convertible Note may not be modified without prior written consent of the Company and the Holder.

        5. Usury. All agreements in this Convertible Note and in the other Transaction Agreements are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder or thereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Convertible Note or any of the other Transaction Agreements, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, the Holder shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be held in trust by the Holder for the benefit of the Company and shall be credited against the principal amount of the Convertible Note to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to the Company.

        6. Miscellaneous. This Convertible Note shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of Florida and of any Florida state court sitting in Palm Beach County for purposes of all legal proceedings arising out of or relating to this Convertible Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  The Holder of this Convertible Note by acceptance of this Convertible Note agrees to be bound by the provisions of this Convertible Note which are expressly binding on such Holder.

                  This Convertible Note has been executed, delivered and shall at all times be held outside the State of Florida.

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                  IN WITNESS WHEREOF, the Company has caused this Note to be executed in its name, and its corporate seal to be hereunto affixed by its proper officers thereunder duly authorized.

Date: March 27, 2000


                                     AHT CORPORATION
(Corporate Seal)

                                     By: /s/ Jonathan Edelson
                                         --------------------------------------
                                         Name:  Jonathan Edelson
                                         Title: Chairman and Chief Executive
                                                Officer


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